Exhibit 10.17d

THIRD AMENDMENT TO OFFICE LEASE THIS THIRD AMENDMENT TO OFFICE LEASE (this ?Amendment?) is made this I H ^ day of [\m&lt;\uStr , 2013 but effective as of May I, 2013 (the ?Effcctivc Date?) by and between WEXFORD 4320 FOREST PARK, LLC, a Delaware limited liability company (?Landlord?), and STEREOTAXIS, INC., a Delaware corporation (?Tenant?). Each of Landlord and Tenant is sometimes referred to herein as a ?Party? and together as the ?Parties,? RECITALS A. Pursuant to that certain Office Lease dated as of November 15, 2004 (the ?Original Lease?) by and between Tenant and CORTEX West Development I, LLC, a Missouri limited liability company (?Original Landlord?), as amended by a First Amendment to Office Lease dated as of November 30, 2007 (the ?First Amendment?), and as assigned by Original Landlord to Landlord pursuant to an Assignment and Assumption of Leases dated as of September 10, 2012 and as further amended by a Second Amendment to Office Lease (the ?Second Amendment?), dated as of May 1, 2013 (as amended and assigned to date, the ?Lease?), Tenant leases from Landlord certain space on the first, second and third floors of the west wing of the building located at 4320 Forest Park Boulevard, St. Louis, Missouri (the ?Building?). B. Landlord and Tenant desire to modify the Lease so as to correct errors appearing in Exhibit C of the Second Amendment with respect to the Additional Base Rent per Square Foot and Annualized Additional Base Rent for Lease Year 10 and Lease Year 12, AGREEMENT NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows: L Recitals: Defined Terms. The foregoing recitals are hereby incorporated into and made a part of this Amendment. All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Lease. 2. Modification of Lease. Exhibit C to the Second Amendment is hereby deleted in its entirety and replaced by Exhibit C to this Amendment. Ail references in the Second Amendment to ?Exhibit C? shall hereafter be deemed to refer to Exhibit C to this Amendment. 3. Miscellaneous. Except as expressly amended hereby, the Lease remains unmodified and in full force and effect and is hereby ratified and affirmed by the parties hereto. Any references to (he ?Lease? shall be deemed to refer to the Lease as modified by this Amendment. In the event of any conflict between the Lease, on the one hand, and this Amendment on the other hand, the terms of this Amendment shall govern. Tenant, by its execution hereof, hereby warrants and represents that Landlord is not in default under the Lease and that Tenant has no defense or rights of setoff or other claims against Landlord under the

Lease as of the date of this Amendment. This Amendment shall be binding on and inure to the benefit of Landlord and Tenant and their respective successors and assigns. This Amendment may be signed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute a single document. This Amendment may be executed by facsimile or PDF which shall be deemed to have the same force and effect as original signatures. This Amendment shall be governed by and enforced in accordance with the internal laws of the State of Missouri. The invalidity or unenforceability of any provision of this Amendment shall not affect or impair any other provision hereof. [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Office Lease as of the date and year first above written. LANDLORD: WEXFORD 4320 FOREST PARK, LLC, a Delaware limited liability company Title: -SO. \TP TENANT: STEREOTAXIS, INC., a Delaware corporation

EXHIBIT C SEE ATTACHEDr

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